SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): June 28, 2000
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                             THE SOLOMON-PAGE GROUP LTD.
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             (Exact name of Registrant as specified in its charter)




           Delaware                    0-24928                 51-0353012
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(State or other jurisdiction         (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification
                                                            Number)



1140 Avenue of the Americas, New York, New York               10036
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(Address of Principal executive offices)                    (Zip Code)


                                 (212) 403-6100
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               Registrant's telephone number, including area code


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          (Former Name or Former Address; if Changed Since Last Report)


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Item 5.           Other Events.

                  On June 28, 2000, The Solomon-Page Group Ltd. (the "Company") announced that it entered into an amended and restated agreement under which a management group consisting of the three principal executive officers of the Company, Lloyd Solomon, Scott Page and Herbert Solomon, is to acquire all of the outstanding publicly held shares of Common Stock of the Company at a price of $5.25 per share.

                  For additional information in respect of the proposed transaction, reference is made to (i) the Amended and Restated Merger Agreement dated June 28, 2000, by and between the Company and TSPGL Merger Corp., which is incorporated herein by reference and is attached hereto as Exhibit 2.1 and (ii) the Company's press release dated June 28, 2000, which is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

                  2.1 Amended and Restated Merger Agreement dated June 28, 2000, by and between the Company and TSPGL Merger Corp.

                  99.1    Press release dated June 28, 2000 of the Company.






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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE SOLOMON-PAGE GROUP LTD.



Date: June 29, 2000                          By: /s/ Lloyd Solomon
                                                 ------------------------------
                                                 Lloyd Solomon
                                                 Vice Chairman of the Board and
                                                   Chief Executive Officer



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